1 High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries Investor Presentation August 2009 Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the
Securities and Exchange Commission on March 11, 2009 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.  The appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in this presentation.
Forward-Looking Statements

3 • Investment Highlights • Segment Overview • Business Fundamentals & Core Strategies Agenda

4 Investment Highlights

Investment Highlights
• Long, rich history in markets we helped develop
• Technology and market leader with blue chip customer base
• Global footprint with extensive capabilities
• Track record of profitable growth and stable cash flow
• Large installed base drives growth in recurring revenue
• Experienced and diverse leadership team

Long, Rich History in Markets We Helped Develop
1962
Introduced
the Deicer
1969
Introduced the
first Cargo
Loader for the
Boeing 747
1959
Introduced the
first Jetway
passenger
boarding bridge
1920
Introduced the
Cooker Cooler
1950
Introduced the
first In-line Juice
Extractor
1960
Introduced the
first
FLoFREEZE
Freezer
Air Transportation Food Processing
Our history of innovation began with John Bean

Del Monte Quality
StarKist
Tyson
"Love 'em!" INGHAM
Délifrance
Citrosuco
Florida's Natural
CUTRALE

Campbell's
ConAgra Foods
Heinz
Nestlé
Moy park
Sadia
Sunkist

FedEx
ups
中国南方航空 CHINA SOUTHERN
Continental
UNITED

BRITISH AIRWAYS
AIR FRANCE KLM
Servisair
DFW

JBT Corporation

sterilize more than 50% of
the world’s shelf stable
canned foods
squeeze more than 75% of
the world’s citrus juices
freeze more than 50% of
the world’s frozen foods
load 70% of the
world’s overnight
express packages
board 75% of U.S.
passengers
Market Leader with Blue Chip Customer Base
Our Systems:

Headquarters
Center of Excellence
Manufacturing & Assembly
Sales & Service

JBT Corporation

8 Global Footprint with Extensive Capabilities More than 50% of revenue derived from outside the United States

2005
2006
2007
2008

2005
2006
2007
2008

JBT Corporation

Revenue ($MM) EBITDA ($MM)
$823
$844
$978
Track Record of Profitable Growth
$65
$74
$86
8% CAGR
14% CAGR
Note: See Appendix I for reconciliation of EBITDA to Net Income
Double-digit EBITDA Growth
$96
$1,028

$280
$298
$336
$373
2005
2006
2007
2008

JBT Corporation

Delivered Base (units)
• FoodTech: 40,000+
• AeroTech: 30,000+
Large Base of Recurring Revenue
Recurring Revenue ($MM)
10% CAGR
Note: Recurring revenue includes aftermarket parts and services, equipment leases, and airport services
Recurring revenue was 36% of 2008 total revenue

11 Total Revenue FoodTech AeroTech 2008 Revenue & Operating Profit by Segment Total Segment Operating Profit AeroTech FoodTech $1,028M $98.7M

KEYSTONE FOODS LLC
Nestlé
Jamba Juice
ConAgra Foods
Délifrance
Moy park
Tyson
OSI
"Love 'em!" INGHAM
SAHA FARMS
Sadia
WAYNE FARMS
Campbell's
StarKist
Heinz
Del Monte
SOUTHERN GARDENS
Sunkist
CUTRALE
中粮 COFCO
MORNING STAR
CitrOvita
Rio Bravo Tomato
Florida's Natural

JBT Corporation

Note: % of 2008 revenue excludes aftermarket parts and service
Tomato Paste
Tomato Sauces
Juices
Beverages
Fruit Processing
32% of revenue
Shelf-Stable Products
Formulated Milks
Beverages
In-Container Processing
14% of revenue
Poultry & Meat
Seafood
Protein Processing
18% of revenue
Poultry & Meat
Seafood
Fruit & Vegetables
Baking Products
Freezing & Chilling
36% of revenue
Technologies Applications Customers
FoodTech: #1 or #2 in Core Product Offerings

FedEx
AMR
groundforce
We handle, you fly.
中国南方航空
CHINA SOUTHERN
BRITISH AIRWAYS
Menzies AVIATION
AIR FRANCE KLM
AIR CHINA
中国国际航空公司
TCR
Continental
SOUTHWEST AIRLINES
AIR MOBILITY COMMAND
DFW
UNITED
LAS VEGAS • McCARRAN • CLARK COUNTY • NEVADA • INTERNATIONAL • AIRPORT
ups
DEPARTMENT OF DEFENSE • UNITED STATES OF AMERICA
LAX
Los Angeles World Airports

JBT Corporation

Ground Support
43% of revenue
Maintaining and monitoring
facilities and equipment
Passenger boarding
Air and power supply
Gate Equipment
28% of revenue
Container and palletized
cargo loading
Military Equipment
5% of revenue
Container loading
Cargo transporting
Baggage loading
Pushback/Towing
Aircraft Deicing
Airport Services
16% of revenue
Technologies Applications Customers
AeroTech: #1 or #2 in Core Product Offerings
Automated Systems
8% of revenue
Automated Guided Vehicle
Systems for material handling
Note: % of 2008 revenue excludes aftermarket parts and services for AeroTech’s equipment

14 Business Fundamentals & Core Strategies

• Large base of recurring revenue & cash flow
• Broad product, customer, and geographic diversity
• Variable cost structure
• Low capital requirements & efficient working capital
utilization
• Strong balance sheet and liquidity positions
Solid Fundamentals in the Midst of Uncertainty

16 FoodTech AeroTech Business Seasonality % of Annual Segment EBIT Historical Avg. ’05-07 2008 Actual

17 • Extend technology leadership • Leverage installed base • Capture international opportunities • Bolt-On Acquisitions Core Strategies

18 High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

19 Backup

20 Segment Information

JBT FoodTech Field of View
Bakery
Meat,
Poultry
& Seafood
Fruit &
Vegetable
Ready
Meals
Dairy
Pet
Food
Non-Carb
Bev
Aftermarket Products and Services
Freezing and Chilling
In-Container Processing
Filling, Closing
& Sterilization
Freezing
Raw Ingredient
Preparation
Thermal
Processing
Non-thermal
Processing
Process Steps
End of Line
Packaging /
Palletizing
Food
Segments
Carb
Bev
Aftermarket
Primary
Processing
Confect

22 Higher Performance Through Continuous Innovation Coater 3D Portioner Fryer Oven Freezer DSI Accura™ Portioning System GYRoCOMPACT-II Oven GYRoCOMPACT M-Series Spiral Freezer

100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1975
1980
1985
1990
1995
2000
2005
2007
Further
Cut-Up

JBT Corporation

23 Convenience and Choice Drive Demand in Developed Markets U.S. Poultry Production Source: National Chicken Council Broiler Production = 4.8% CAGR Further Process = 6.1% CAGR

Source: Rabobank
Developing Markets Provide a Significant Growth
Opportunity for Processed Food Technology
Diet Profile
Survival Staples
Variety
Convenience
High-tech
Grain
Roots
Meat, Dairy
Fruit &Veg.
Prepared
Foods
Functional
Foods
Diet
Component
Developing
Markets
Developed
Markets

We Address Multiple Needs Across the
Ground Support Spectrum
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs
Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air

JBT AeroTech – Market Positions
Loaders Deicers
Tow
Tractors
Pax
Steps
Trans-
porters
Bulk
Load Sys
Passenger
Boarding
Bridges
400Hz
Power
PC Air
Luggage
Tractors
Belt
Loaders
Lav
Service
JBT
• • • • • • • • • •
A
• • • • • • • • •
B
• • • • • • • •
C
• • • • • •
D
• • • • •
E
•
F
•
G
• •
H
•
I
• •
J
•
K
• • •
L
• • •
M
•
N
• •
O
•
P
•
Q
• •
R
•
S
•
T
•
Other Equipment Ground Support Equipment Gate Equipment
Airport
Services

Automated Guided Vehicles 8%
Other 2%
Airport Authorities 32%
Defense 13%
Ground Handlers 18%
Air Freight 7%
US Airlines 9%
Intl. Airlines 12%

JBT Corporation

27 JBT AeroTech – Customers 2008 Sales of new equipment & technical services

3.1%
5.0%
5.6%
Actual Market Growth Rates:  1987 to 2007

World Economy Passenger Traffic Cargo Traffic
Source: World Economy data provided by the IHS Global Insight  GDP Index; Passenger Traffic and Cargo
Traffic data provided by The Boeing Company, Current Market Outlook 2009-2028
Long-term, Passenger and Cargo Traffic Expected to Grow
Faster Than Global Economy
4.9%
5.4%
Forecast Market Growth Rates: 2008 to 2028
3.1%

29 Financial Highlights

$327
$349
$386
$447
$497
$496
$594
$584
2005
2006
2007
2008
FoodTech
AeroTech

$25
$27
$32
$38
$40
$46
$55
$60
($23)
($23)
($26)
($28)
2005
2006
2007
2008
Corporate
FoodTech
AeroTech

JBT Corporation

Track Record of Profitable Growth
Revenue ($MM) EBIT ($MM)
Notes: 1) Total revenue will not foot due to other revenue and intercompany eliminations
2) Reconciliation of EBIT (a non-GAAP measure) to Net Income is included in
Appendix I
$823
$844
$978
$1,028
$42
$50
$61
$70

$159
$277
$229
$308
$157
$240
Q2 YTD 2007
Q2 YTD 2008
Q2 YTD 2009
AeroTech
FoodTech

$9
$24
($14)
$20
$29
($10)
$12
$24
($10)
Q2 YTD 2007
Q2 YTD 2008
Q2 YTD 2009
AeroTech
FoodTech
Corporate & Other

JBT Corporation

$433
$537
Solid Performance in Challenging Economic
Environment
$399
$18
$39
$26
Notes: 1) Total revenue will not foot due to other revenue and intercompany eliminations
2) Reconciliation of EBIT (a non-GAAP measure) to Net Income is included in
Appendix II
Revenue ($MM) EBIT ($MM)

6.2%
2.9%
5.6%
4.8%
6.9%
2005 2006 2007 2008 2009 Q2 YTD

Efficient Working Capital Management
(% of Revenue)
Notes: 1) Adjusted working capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt)
2) Utilized Q2 YTD 2009 annualized revenue in calculation
3)  A Reconciliation to the GAAP measure for working capital is provided in Appendix III
4) The companies included in the selected industrials sample is provided in Appendix V
JBT
Selected
Industrials Mean

$1.9
$19.3
$1.3
$21.1
$1.2
$21.3
$2.5
$19.4
$2.1
$7.5
2005
2006
2007
2008
2009 Q2 YTD
AeroTech
FoodTech

JBT Corporation

33 Capital Expenditures ($MM) Note: Total capital expenditures include corporate but not shown Capital expenditures have historically averaged ~2% of revenues $21.6 $22.7 $23.0 $22.9 $9.8

Strong Free Cash Flow Generation
$MM
2005 2006 2007 2008
2009 Q2
YTD
Net Income from Continuing Operations $26.4 $34.8 $40.1 $44.1 $13.8
+    Depreciation & Amortization 22.2 23.2 25.1 25.5 10.6
- Capital Expenditures (21.6) (22.7) (23.0) (22.9) (9.8)
- Acquisitions - - - (4.5) (6.7)
+/- Change in Operating Assets &
Liabilities
(1.3) 28.6 (42.3) (6.9) (6.2)
+/- Other 13.7 12.8 19.2 20.5 10.1
+/- Discontinued Operations 5.5 (0.7) 2.5 0.7 -
Adjusted Free Cash Flow $44.9 $76.0 $21.6 $56.5 $11.8
Notes: 1) ‘Other’ contains stock based compensation, disposal of assets, purchase of treasury stock, and other changes in balance sheet accounts
2) A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

12.5%
17.3%
19.8%
24.0%
19.9%
2005
2006
2007
2008
2009Q2

JBT Corporation

Notes:   1) Return on Investment (ROI) is calculated as net income from continuing operations plus after-tax interest expense as a percentage of average owner’s net equity and long term debt.
2) 2009Q2 ROI was calculated with annualized Q2 net income from continuing operations
Attractive Return on Investment

Debt Structure
Private Placement Credit Facility
Amount
Maturity
Pricing
Security
Covenants
• $225 MM
• $74 MM drawn as of Q2 2009
• LIBOR +125 bps
• $50MM swapped to 4.9% fixed rate
• Max. Total Debt / EBITDA  of
3.0x
• Min. EBITDA / Interest Expense
of 3.5x
• July 31, 2013
• Unsecured
• $75 MM
• $75 MM drawn as of Q2 2009
• 6.7%
• July 31, 2015
• Unsecured
• Max. Total Debt / EBITDA  of
3.25x
• Min. EBITDA / Interest Expense
of 2.75x

37 Appendix

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007 FY 2008
Net income (GAAP measure) $24.5 $34.6 $36.4 $44.2
add-back:  (income)/loss from discontinued
operations, net of taxes
1.9 0.2 3.7 (0.1)
add-back:  provision for income taxes on
operating income
16.0 16.0 21.5 22.4
less:  interest (income)/expense, net (0.1) (0.4) (0.5) 3.8
EBIT (non-GAAP measure) $42.3 $50.4 $61.1 $70.3
add-back:  depreciation expense 17.5 18.8 19.8 20.5
add-back:  amortization expense 4.7 4.4 5.3 5.0
EBITDA (non-GAAP measure) $64.5 $73.6 $86.2 $95.8

Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
2007
Q2 YTD
2008
Q2 YTD
2009
Q2 YTD
Net income (GAAP measure) $11.0 $25.3 $13.8
less:  income/(loss) from discontinued operations, net of taxes 1.0 (0.3) 0.0 add-back:  provision for income taxes on operating income 6.5 13.9 7.2 less:  interest income, net (0.1) (0.3) 4.5
Adjusted EBIT (non-GAAP measure) $18.4 $38.6 $25.5

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007 FY 2008
2009
Q2 YTD
Current assets $293.9 $313.4 $369.8 $357.0 $316.4
Current liabilities 240.4 279.2 306.2 264.4 244.5
Working capital (GAAP measure) $53.5 $34.2 $63.6 $92.6 $71.9 less:  cash and cash equivalents (2.7) (10.3) (9.5) (43.6) (17.1)
less:  short-term investments 0.0 0.0 0.0 0.0 0.0
plus:  short-term debt and current portion
0.1 0.2 1.1 0.6 0.5
of long-term debt
Adjusted working capital
(non-GAAP measure)
$50.9 $24.1 $55.2 $49.6 $55.3
Revenue $823.3 $844.3 $978.0 $1,028.1 $798.4
Adjusted working capital as a
percentage of revenue
6.2% 2.9% 5.6% 4.8% 6.9%
Note:   1) Annualized Q2 YTD 2009 Revenue
1

Appendix IV
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2005 FY 2006 FY 2007 FY 2008
2009
Q2 YTD
Cash provided by operating activities
(GAAP measure)
$59.6 $96.0 $33.7 $81.8 $27.9
less:  capital expenditures & acquisitions
(21.6) (22.7) (23.0) (27.4) (16.5)
Free cash flow $38.0 $73.3 $10.7 $54.4 $11.4
plus:  net cash provided (required) by investing (0.1) (0.4) 7.8 0.7 0.0 activities of discontinued operations
plus:  proceeds from disposal of assets 7.0 3.1 3.1 2.1 0.4
less:  purchase of stock held in treasury 0.0 0.0 0.0 (0.7) 0.0
Adjusted free cash flow (non-GAAP measure) $44.9 $76.0 $21.6 $56.5 $11.8

Appendix V
Listing of Selected Industrials
1. AAR Corporation
2. Baldor Electric Company
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company